                                                                    EXHIBIT 10.1
                                                                    ------------


                            STOCK EXCHANGE AGREEMENT

     This STOCK EXCHANGE AGREEMENT (the "Agreement") is made as of November 20, 2001 by and between CMGI, Inc., a Delaware corporation (the "Company"), and ____________________ (the "Stockholder").

     WHEREAS, the Company, the Stockholder and certain other entities (including any assignees of such other entities, the "Other Stockholders") have entered into that certain Securities Purchase Agreement, dated as of June 29, 1999 (the "Securities Purchase Agreement"), pursuant to which the Stockholder and the Other Stockholders purchased from the Company shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), which are convertible into shares of the Company's common stock, $.01 par value per share (the "Common Stock"), in accordance with the terms of the Certificate of Designations, Preferences, and Rights of the Series C Preferred Stock, as filed with the Secretary of State of the State of Delaware on June 29, 1999 and as corrected by the Certificate of Correction filed with the Secretary of State of the State of Delaware on July 1, 1999 (the "Series C Certificate of Designations");

     WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement, the Company, the Stockholder and the Other Stockholders entered into that certain Registration Rights Agreement, dated as of June 29, 1999 (the "Registration Rights Agreement");

     WHEREAS, the Stockholder is the holder of the number of shares of Series C Preferred Stock set forth immediately below its name on the signature page hereto, including all accrued and unpaid interest thereon (the "Shares");

     WHEREAS, the Company has authorized a new series of promissory notes, in the form attached hereto as Exhibit A (the "Notes");
                            ---------

     WHEREAS, Maktar Limited, a company organized under the laws of Ireland and a wholly-owned subsidiary of CMGI (the "Subsidiary"), holds 448,347,107 ordinary shares (the "PCCW Shares") of Pacific Century CyberWorks Limited ("PCCW");

     WHEREAS, the Company and the Stockholder desire to exchange, upon the terms and conditions set forth in this Agreement, the Shares for a combination of (i) shares of Common Stock from the Company, (ii) a Note and (iii) cash;

     WHEREAS, the Company and the Stockholder desire to terminate the Securities Purchase Agreement, other than Section 8(I) of the Securities Purchase Agreement (solely as it relates to third party claims), and the Registration Rights Agreement, other than Sections 6 and 7 of the Registration Rights Agreement; and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company, the Subsidiary and the Stockholder are executing and delivering an exchange agreement (the "Subsidiary Exchange Agreement") pursuant to which the Stockholder is exchanging the Note it receives at the Closing (as defined below) with the Subsidiary for its obligation to deliver a certain number of freely tradable ordinary shares of PCCW and the Other Rights (as defined in the Subsidiary Exchange Agreement).

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Stockholder hereby agree as follows:

     1.  EXCHANGE OF SHARES.  Subject to and upon the terms and conditions of
         -------------------
this Agreement, at the Closing (as defined in Section 2), the Company shall deliver to the Stockholder, and the Stockholder agrees to exchange all of the Shares for, (a) _____________ shares of Common Stock (the "Company Shares"), (b) a Note for the principal amount of U.S. $______________ (the "Stockholder Note") and (c) U.S. $________________ in cash (the "Cash").

     2.  CLOSING.  Subject to the conditions set forth  in Section 6 and in this
         -------
Section 2, the closing of the exchange contemplated by this Agreement (the "Closing") shall take place at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 at 8:00 a.m., Boston time, on November 20, 2001 (or such later date as is mutually agreed to in writing by the Company and the Stockholder) (the "Closing Date"). At the Closing, (a) the Stockholder shall deliver to the Company one or more stock certificates representing the Shares held by the Stockholder duly endorsed in blank or with stock powers duly executed by the Stockholder, and (b) the Company shall (i) pay the Cash to the Stockholder by wire transfer of immediately available funds in accordance with the Stockholder's written instructions, (ii) issue and deliver to the Stockholder the Company Shares (which Company Shares shall be free from any restrictive legend under the Securities Act of 1933, as amended (the "Securities Act"), and from any stop order) through The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program by crediting such number of Company Shares to the Stockholder's balance account with DTC through its Deposit Withdrawal Agent Commission system in accordance with the Stockholder's written instructions and (iii) issue and deliver to the Stockholder the Stockholder Note, duly executed on behalf of the Company and registered in the name of the Stockholder.

     3.  REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder
         -------------------------------------------------
represents and warrants to the Company that:

     3.01  Ownership of Shares. The Stockholder is the sole beneficial owner of
           -------------------
the Shares and, assuming that the Company delivered the Shares to the Stockholder free and clear of all liens, security interests, pledges, voting trusts, proxies, claims and encumbrances whatsoever, as of the Closing the Stockholder shall have good and marketable title to the Shares, free and clear of all liens, security interests, pledges, voting trusts, proxies, claims and encumbrances whatsoever. If the Shares are held in "street name" the Stockholder agrees to arrange for appropriate transfer hereunder.

     3.02  Authorization; Enforcement; Noncontravention. The Stockholder has the
           --------------------------------------------
full right, power and authority to enter into and to perform this Agreement in accordance with its terms. This Agreement has been duly and validly authorized by the Stockholder. This Agreement has been duly executed and delivered on behalf of the Stockholder, and constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms. The execution, delivery and performance of this Agreement do not (i) conflict with or breach any agreement or instrument to which the Stockholder is a party or by which any of its assets are bound, or any organizational documents of the Stockholder or (ii) violate any order, injunction, decree, statute, rule or regulation applicable to the Stockholder or its assets.

     3.03  Governmental Approvals. The Stockholder is not required to obtain any
           ----------------------
consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency, or any third party, in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement. The Stockholder is acquiring the Company Shares solely for the purpose of investment as such is defined by 16 C.F.R. (S)802.9; provided, however, that by making the representation herein, the Stockholder does not agree to hold any of the Company Shares for any minimum or other specific term and reserves the right to dispose of the Company Shares at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and in accordance with Section 5.04. Notwithstanding the foregoing or anything else contained herein to the contrary, but subject to Section 5.04, the Company Shares may be pledged as collateral in connection with a bona fide margin account or other loan or financing arrangement secured by the Company Shares and the Company Shares may be placed in "street name" or in a brokerage account or in another custodial account. As of the date hereof, the Stockholder does not own, and upon its receipt of the Company Shares it will not own, more than 9.99% of the Common Stock outstanding at such time.

     3.04  Investment Purpose. The Stockholder is acquiring the Company Shares
           ------------------
for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representation herein, the Stockholder does not agree to hold any of the Company Shares for any minimum or other specific term and reserves the right to dispose of the Company Shares at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and in accordance with Section 5.04. Notwithstanding the foregoing or anything else contained herein to the contrary, but subject to Section 5.04, the Company Shares may be pledged as collateral in connection with a bona fide margin account or other loan or financing arrangement secured by the Company Shares and the Company Shares may be placed in "street name" or in a brokerage account or in another custodial account.

     3.05  Accredited Investor Status. The Stockholder is an "accredited
           --------------------------
investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act, and was not organized for the specific purpose of acquiring the Company Shares.

     3.06  Reliance on Exemptions. The Stockholder understands that the Company
           ----------------------
Shares are being offered to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Stockholder's compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Stockholder set forth herein in order to determine the availability of such exemptions and the eligibility of the Stockholder to acquire the Company Shares. The Stockholder acknowledges that it has reviewed the provisions of Rule 144 promulgated under the Securities Act (or a successor rule thereto) ("Rule 144") and in connection with any sale of the Company Shares other than pursuant to an effective registration statement under the Securities Act will comply with the terms of such rule or another available exemption from registration.

     3.07  Rule 144 Holding Period; Affiliate Status. A period of at least two
           -----------------------------------------
years has elapsed since the date on which the Shares were acquired from the Company or from an affiliate of the Company and, if acquired by purchase, since the date on which payment of the full purchase price was made. The Stockholder is not, and has not at any time in the past three months been, an "affiliate" of the Company within the meaning of paragraph (a)(1) of Rule 144.

     3.08  Information.  The Stockholder and its advisors, if any, have been
           -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the issuance of the Company Shares that have been requested by the Stockholder or its advisors. The Stockholder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Stockholder or any of its advisors, if any, or representatives shall modify, amend or affect the Stockholder's right to rely on the Company' representations and warranties contained in Section 4 below. The Stockholder understands that its investment in the Company Shares involves a significant degree of risk. The Stockholder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Company Shares.

     3.09  Nature of Negotiations; Acknowledgment. The Stockholder acknowledges
           --------------------------------------
that the negotiations between the Company and the Stockholder were arm's length in nature and the Company is not acting as a financial advisor of the Stockholder (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by the Company or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby and thereby is merely incidental to the Stockholder's purchase of the Company Shares and the Stockholder Note. The Stockholder further represents to the Company that the Stockholder's decision to enter into this Agreement has been based solely on (a) the independent evaluation by the Stockholder and its counsel and representatives, (b) information in the Company's public dislosures, including, without limitation, as contained in the Company's filings made pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (c) the Company's representations set forth in
Section 4 and in the Subsidiary Exchange Agreement, (d) the documents delivered at the Closing to the Stockholder as set forth in Section 6(b) (including, without limitation, opinions of the Company's counsel delivered pursuant to
Section 6(b)) and the documents delivered to the Stockholder at the closing under the Subsidiary Exchange Agreement, (e) the agreement, made on September 29, 1999, between the Company and PCCW (the "Original PCCW Agreement") and the Accession Agreement, dated November 29, 1999, by and among the Subsidiary, the Company and PCCW (the "Accession Agreement" and, collectively with the Original PCCW Agreement, the "PCCW Agreement") and (f) the information received from the Company and the Subsidiary pursuant to that due diligence request delivered to Arthur Cox on November 7, 2001.

     4.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents
           ---------------------------------------------
and warrants to the Stockholder that:

     4.01  Organization; Authorization; No Conflicts. The Company is a
           -----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to enter into and perform this Agreement and to issue and deliver the Company Shares and the Stockholder Note in accordance with the terms hereof. The execution and delivery of this Agreement and the Stockholder Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Company Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required. This Agreement has been duly executed and delivered by the Company. As of the Closing, the Stockholder Note shall be duly executed and delivered by the Company. This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. As of the Closing, the Stockholder Note shall constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement and the Stockholder Note by the Company does not (i) conflict with or breach any agreement or instrument to which the Company is a party or by which any of its assets are bound, or any organizational documents of the Company or (ii) violate any order, injunction, decree, statute, rule or regulation applicable to the Company or its assets. The Company has sufficient capital surplus to effect the repurchase of the Shares under this Agreement under applicable legal requirements. The Stockholder Note has been duly authorized and, upon issuance in accordance with the terms of this Agreement, shall not be subject to any preemptive rights or other similar rights of the stockholders of the Company.

     4.02  Approvals. Except as specifically contemplated by Section 5.03, the
           ---------
Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency, or any third party, in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement.

     4.03   Issuance of the Company Shares; Rule 144. The Company Shares are
            -----------------------------------------
duly authorized and, upon issuance in accordance with the terms of this Agreement, will be designated for quotation on the Nasdaq National Market and will be validly issued, fully paid and non-assessable, and shall not be subject to any preemptive rights or other similar rights of stockholders of the Company. Assuming the accuracy as to factual matters of the representations and warranties of the Stockholder contained in Sections 3.04 and 3.05 as of the date hereof and as of the Closing, the issuance by the Company of the Company Shares and the Stockholder Note to the Stockholder is exempt from registration under the Securities Act. Upon the Stockholder's receipt of the Company Shares and the Stockholder Note from the Company, assuming the Stockholder is not then an "affiliate" (as defined in Rule 144(a)) of the Company, the Stockholder may immediately resell such Company Shares and the Stockholder Note without registration under the Securities Act in reliance on Rule 144(k) and without registration under any state securities laws.

     4.04  No Integrated Offering. Neither the Company nor any of its
           ----------------------
affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Company Shares and the Stockholder Note to the Stockholder or (except for the issuance of shares of Common Stock and the Notes to the Other Stockholders) cause this offering of the Company Shares and the Stockholder Note to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company take any action or steps that would cause the offering of the Company Shares and the Stockholder Note to be integrated with other offerings (except for the issuance of shares of Common Stock and the Notes to the Other Stockholders) or to be required to be registered under the Securities Act.

     4.05  Solvency. The Company is not as of the date hereof, and after giving
           --------
effect to the transactions contemplated hereby, by the Subsidiary Exchange Agreement and by exchange agreements with the Other Stockholders similar to this Agreement and the Subsidiary Exchange Agreement (including, without limitation, the payment of the Cash and the issuance of the Stockholder Note to the Stockholder and the payment of cash and the issuance of Notes to the Other Stockholders) will not be, Insolvent. For purposes of this Section 4.05, "Insolvent" means (a) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total indebtedness, contingent or otherwise; (b) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (c) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature; or (d) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

     4.06  Fair Consideration. The Company, having been fully involved in
           ------------------
developing the transactions contemplated hereby, and having been advised by the Company's nationally recognized financial and legal advisors, is satisfied that the negotiations between the Company and the Stockholder were conducted properly and were arm's length in nature and in good faith, and fair consideration for the Cash, the Stockholder Note and the Company Shares was obtained. The Company has not entered into this Agreement with the actual intent to hinder, delay or defraud any entity to which either it or any of its subsidiaries was or is indebted.

     4.07  Acknowledgment Regarding Stockholder's Purchase of Company Shares and
           ---------------------------------------------------------------------
Stockholder Note. The Company acknowledges and agrees that the Stockholder is
----------------
acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby, and that the Stockholder is not (i) an officer or director of the Company or (ii) assuming the Stockholder is not the "beneficial owner" of any shares of Common Stock other than the Company Shares issuable pursuant to this Agreement, (A) a "beneficial owner" of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act) or (B) an "affiliate" of the Company (as defined in Rule 144(a) promulgated under the Securities Act). The Company further acknowledges that the Stockholder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by the Stockholder or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Stockholder's purchase of the Company Shares and the Stockholder Note. The Company further represents to the Stockholder that the Company's decision to enter into this Agreement has been based solely on (a) the independent evaluation by the Company and its counsel and representatives, including, without limitation, its financial advisor, (b) the Stockholder's and the Other Stockholder's representations set forth in
Section 3 of this Agreement and other similar exchange agreements and in the other Transaction Documents and (c) the documents to be delivered at the Closing to the Company as set forth in Section 6(a) and at the closing under the Subsidiary Exchange Agreement.

     4.08  No General Solicitation; Placement Agent. Neither the Company, nor
           ----------------------------------------
any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Company Shares and the Stockholder Note. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged any placement agent or exchange agent in connection with the offer and sale of the Company Shares and the Stockholder Note. The Company acknowledges that it has engaged a nationally recognized financial advisor in connection with the transactions contemplated by this Agreement and the Company is responsible for the fees and expenses of such financial advisor in its capacity as such.

     4.09  Capitalization. As of November 15, 2001, the authorized capital stock
           --------------
of the Company consists solely of : (a) 1,400,000,000 shares of Common Stock of which 357,402,157 shares are issued and outstanding, and (b) 5,000,000 shares of preferred stock.

     4.10  Disclosure. Neither the Company nor any of its representatives has
           ----------
disclosed to the Stockholder, or provided the Stockholder with (by way of delivery of documents or otherwise), any material, nonpublic information regarding the Company or any of the Company's affiliates or subsidiaries or their respective securities, which information was not publicly disclosed prior to the date hereof.

     5.    COVENANTS.
           ---------

     5.01  Best Efforts. Each party to this Agreement shall use its best efforts
           ------------
to timely satisfy each of the conditions to be satisfied by it at or prior to the Closing as provided in Section 6.

     5.02  Termination of Series C Agreements. Effective as of the Closing, the
           ----------------------------------
Securities Purchase Agreement, except for Section 8(I) of the Securities Purchase Agreement (solely as it relates to third party claims), and the Registration Rights Agreement, except for Sections 6 and 7 of the Registration Rights Agreement, shall be terminated and shall have no further force or effect, and the Company shall withdraw the Registration Statement on Form S-3 (File No. 333-90587) filed pursuant thereto.

     5.03  Listing. The Company shall, if required by the rules of The Nasdaq
           -------
Stock Market, Inc., promptly file with the Nasdaq National Market a Notification Form for Listing Additional Shares with respect to the Company Shares.

     5.04  Trading Restrictions.
           --------------------

           (a) Subject to subsections (b), (c) and (d) of this Section 5.04, from and after the Closing, the Stockholder covenants and agrees not to sell, transfer or dispose of any Company Shares or engage in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Company Shares (whether by the Stockholder or any other party), including without limitation any short sale, sale or grant of any right (including without limitation any put or call option) or any other arrangement entered into in order to effect an economic transfer of the risk related to holding the Company Shares (each a "Hedging Transaction"); provided, however, that the restrictions set out in this Section 5.04(a) shall not apply to the Stockholder's pledge of any of the Company Shares as collateral in connection with a bona fide margin account or other loan or financing arrangement secured by the Company Shares or the Stockholder placing the Company Shares in "street name" or in a brokerage account or in another custodial account, but only to the extent that such pledge or placing of the Company Shares does not constitute an economic transfer of the risk related to holding the Company Shares or result in the sale of Company Shares.

           (b) The Company acknowledges and agrees that the Stockholder shall be permitted to sell in any calendar quarter up to 25% of the Company Shares which the Stockholder received on the Closing Date (subject to adjustment for stock splits, stock dividends, stock combinations and other similar transactions after the date of this Agreement).

          (c) The Company acknowledges and agrees that the Stockholder shall be permitted to (i) maintain and renew any short position or put equivalent position resulting from or related to a Hedging Transaction entered into prior to the Closing and (ii) sell, deliver or otherwise transfer that number of Company Shares (in addition to those Company Shares that may be sold pursuant to subsection (b) of this Section 5.04) as may be required to close out any short position or put equivalent position resulting from a Hedging Transaction entered into prior to June 29, 2001.

          (d) The restrictions set out in Section 5.04(a) shall not apply on and after the earliest of (i) the date of the occurrence of an Insolvency Event (as defined in the Subsidiary Exchange Agreement) to the Subsidiary, (ii) the date of the occurrence of an Event of Insolvency (as defined in the Subsidiary Exchange Agreement ) to the Company, (iii) the first date on which the Company or the Subsidiary fails to comply in any material respect (and such failure to comply is not remedied within 10 days after the Company or the Subsidiary knew of such failure) with any of its obligations under any of the Transaction Documents (as defined below) (or any of the agreements with any Other Stockholder substantially similar to any of the Transaction Documents), (iv) the first date on which the Company or the Subsidiary shall have breached any of their respective representations or warranties in any of the Transaction Documents (or any of the agreements with any Other Stockholder substantially similar to any of the Transaction Documents), which breach has a material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company or the Subsidiary, or on the Transaction Documents (or any of the agreements with any Other Stockholder substantially similar to any of the Transaction Documents), or on the ability of the Company or the Subsidiary to perform its obligations under any of the Transaction Documents (or any of the agreements with any Other Stockholder substantially similar to any of the Transaction Documents), (v) the first date on which the Stockholder no longer owns any Company Shares and (vi) the date which is one (1) year after the Closing Date.

     5.05 Standstill Agreement.
          --------------------

          (a) Subject to Sections 5.05(b) and (c), from and after the Closing, the Stockholder agrees that the Stockholder will not, directly or indirectly (unless in any such cases specifically invited in writing to do so by the Board of Directors of the Company), do any of the following (except as required pursuant to or otherwise contemplated by this Agreement or as a result of any stock split, stock dividend, stock repurchase or similar recapitalization by the Company):

          (i) acquire, offer to acquire, or agree to acquire by purchase or otherwise, individually or by joining a partnership, limited partnership, syndicate or other "group" (as such term is used in Section 13(d)(3) of the Exchange Act) (any such act, to "acquire"), any securities of the Company entitled to vote, or securities convertible into or exercisable or exchangeable or redeemable for such securities (collectively, "Voting

     Securities") if, after such acquisition, the Stockholder would beneficially own (as such term is defined in Rule 13d-3 of the Exchange Act) ten percent (10%) or more of the total combined voting power of the Voting Securities then outstanding;

          (ii) form, join, participate in or encourage the formation of a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Voting Securities; provided, however, for purposes of this Section 5.05(a)(ii), the Stockholder and its affiliates shall not be considered to be a syndicate or other group;

          (iii) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the 1934 Act) or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange Act) with respect to the Company (other than by way of Stockholder exercising his or her right to vote his or her Voting Securities), or initiate, propose or otherwise solicit stockholders of the Company for the approval of one or more stockholder proposals with respect to the Company or induce or attempt to induce any other person to initiate any stockholder proposal;

          (iv) deposit any Voting Securities into a voting trust or subject them to any voting agreement or other agreement or arrangement with respect to the voting of such Voting Securities;

          (v) act, directly or indirectly, alone or in concert with others, to seek to control the management, Board of Directors, policies or affairs of the Company or any of its subsidiaries, or solicit, propose, seek to effect or negotiate with any other person with respect to any form of business combination transaction involving, directly or indirectly, the Company or any of its subsidiaries, or any restructuring, recapitalization or similar transaction with respect to the Company or any of its subsidiaries, or announce or disclose an intent, purpose, plan or proposal with respect to the Company or any of its subsidiaries or any Voting Securities inconsistent with the provisions of this Section 5.05, including an intent, purpose, plan or proposal that is conditioned on or would require the Company to waive the benefit of or amend any provision of this Section 5.05, or assist, participate in, facilitate or encourage or solicit any effort or attempt by any person to do or seek to do any of the foregoing; and

          (vi) encourage or render advice to or make any recommendation or proposal to any person, or directly or indirectly participate, aid and abet or otherwise induce any person or engage in any of the actions prohibited by this Section 5.05 or to engage in any actions consistent with such prohibitions.

          (b) The Company and the Stockholder agree that (i) the entering into of this Agreement, the Subsidiary Exchange Agreement and the agreements contemplated by such agreements (collectively, the "Transaction Documents"),
(ii) the consummation of the
transactions contemplated by, and the enforcement of the rights provided in, the Transaction Documents, and (iii) the entering into and consummation of the transactions contemplated by, and enforcement of the rights provided in, agreements similar to the Transaction Documents between the Company and each of the Other Stockholders shall not constitute (A) the formation of a group (as such term is used in Section 13d-3 of the Exchange Act) with respect to Common Stock or any other securities of the Company or (B) a violation of Section 5.05(a).

           (c) The restrictions in Section 5.05(a) shall not apply on and after the earliest of (i) the date of the occurrence of an Insolvency Event (as defined in the Subsidiary Exchange Agreement) to the Subsidiary, (ii) the date of the occurrence of an Event of Insolvency (as defined in the Subsidiary Exchange Agreement ) to the Company, (iii) the first date on which the Company or the Subsidiary fails to comply in any material respect (and such failure to comply is not remedied within 10 days after the Company or the Subsidiary knew of such failure) with any of its obligations under any of the Transaction Documents (or any of the agreements with any Other Stockholder substantially similar to any of the Transaction Documents), (iv) the first date on which the Company or the Subsidiary shall have breached any of their respective representations or warranties in any of the Transaction Documents (or any of the agreements with any Other Stockholder substantially similar to any of the Transaction Documents), which breach has a material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company or the Subsidiary, or on the Transaction Documents (or any of the agreements with any Other Stockholder substantially similar to any of the Transaction Documents), or on the ability of the Company or the Subsidiary to perform its obligations under any of the Transaction Documents (or any of the agreements with any Other Stockholder substantially similar to any of the Transaction Documents), (v) the first date on which the Stockholder no longer owns any Company Shares and (vi) the date which is three (3) years after the Closing Date.

     5.06  Mutual General Release.
           ----------------------

           (a) In consideration of the release set forth in Section 5.06(b) below, effective as of the Closing, the Stockholder, on behalf of itself and, to the extent permitted by law, its heirs, executors, administrators, devisees, trustees, partners, directors, officers, shareholders, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, subsidiaries, attorneys, accountants, successors, successors-in-interest and assignees (collectively, the "Stockholder Releasing Persons"), hereby waives and releases, to the fullest extent permitted by law, but subject to Section 5.06(c) below, any and all claims, rights and causes of action, whether known or unknown (collectively, the "Stockholder Claims"), that any of the Stockholder Releasing Persons had, currently has or as of the Closing may have against (i) the Company, (ii) any of the Company's current or former parents, shareholders, affiliates, subsidiaries, predecessors or assigns, or
(iii) any of the Company's or such other persons' or entities' current or former officers, directors, partners, employees, agents, principals, investors, signatories, advisors, consultants, spouses, heirs, estates, executors, attorneys, auditors and associates and members of their immediate families (collectively, the "Company Released

Persons"), including, without limitation, Stockholder Claims arising out of or relating to the Securities Purchase Agreement, the Series C Certificate of Designations and the Registration Rights Agreement (collectively, the "Released Documents"). Notwithstanding the foregoing, nothing herein is intended to release any Stockholder Claims arising after the Closing.

          (b) In consideration of the release set forth in Section 5.06(a) and in further consideration of the Stockholder entering into this Agreement, effective as of the Closing, the Company on behalf of itself and, to the extent permitted by law, its heirs, executors, administrators, devisees, trustees, partners, directors, officers, shareholders, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, subsidiaries, attorneys, accountants, successors, successors-in-interest and assignees (collectively, the "Company Releasing Persons"), hereby waives and releases, to the fullest extent permitted by law, but subject to
Section 5.06(c) below, any and all claims, rights and causes of action, whether known or unknown (collectively, the "Company Claims"), that any of the Company Releasing Persons had, currently has or as of the Closing may have against (i) the Stockholder, (ii) any of the Stockholder's current or former parents, shareholders, affiliates, subsidiaries, predecessors or assigns, or (iii) any of the Stockholder's or such other persons' or entities' current or former officers, directors, partners, employees, agents, principals, investors, signatories, advisors, consultants, spouses, heirs, estates, executors, attorneys, auditors and associates and members of their immediate families (collectively, the "Stockholder Released Persons"), including, without limitation, any Company Claims arising out of or relating to the Released Documents. Notwithstanding the foregoing, nothing herein is intended to release any Company Claims arising after the Closing.

          (c) The Company and the Stockholder acknowledge that the releases set forth in Sections 5.06(a) and (b) above do not affect any claim which any Company Releasing Person or Stockholder Releasing Person had, currently has or in the future may have under this Agreement, the Stockholder Note, the Subsidiary Exchange Agreement, the Pledge Agreement, the Collateral Agent Agreement, Section 8(I) of the Securities Purchase Agreement (solely as it relates to third party claims) or Sections 6 and 7 of the Registration Rights Agreement.

     5.07 Rule 144.  The Company shall not, directly or indirectly, dispute or
          --------
otherwise interfere with any claim by the Stockholder that the Stockholder's holding period (as contemplated by Rule 144(d)) of any Company Share relates back (i.e., tacks) to the holding period for the Shares.

     6.   CLOSING CONDITIONS.
          ------------------

          (a)  Conditions to the Company's Obligation to Close. The obligation
               -----------------------------------------------
of the Company hereunder to issue and sell the Company Shares and the Stockholder Note to the Stockholder and for the Company to redeem certain of the Shares for the Cash at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company in its sole discretion by providing the Stockholder with prior written notice thereof:

                 (i) The Stockholder shall have executed this Agreement and delivered the same to the Company.

                 (ii) The Stockholder shall have delivered to the Company stock certificates representing the Shares held by the Stockholder duly endorsed in blank.

                 (iii) The representations and warranties of the Stockholder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date and in such case shall be true and correct in all material respects as of that particular date), and the Stockholder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Stockholder at or prior to the Closing. The Company shall have received a certificate executed by an authorized signatory of the Stockholder, dated as of the Closing Date, to the foregoing effect. No order, injunction or decree of any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby would be violated as a result of the Closing.

                 (iv) The closing of the transactions contemplated by the Subsidiary Exchange Agreement shall be consummated concurrent with the Closing.

                 (v) The Other Stockholders shall have entered into exchange agreements with the Company substantially similar to this Agreement and exchange agreements with the Company and the Subsidiary substantially similar to the Subsidiary Exchange Agreement, so that when taken together with this Agreement and the Subsidiary Exchange Agreement, all of the shares of Series C Preferred Stock and Notes outstanding shall be subject to such agreements, and the closing of the transactions contemplated by each such agreement shall be consummated concurrent with the Closing.

          (b)  Conditions to the Stockholder's Obligation to Close. The
               ---------------------------------------------------
obligation of the Stockholder hereunder to exchange certain of the Shares for the Company Shares and the Stockholder Note and to permit the Company to redeem certain of the Shares for the Cash at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Stockholder's sole benefit and may be waived by the Stockholder at any time in its sole discretion by providing the Company with prior written notice thereof:

     (i) The Company shall have executed this Agreement and delivered the same to the Stockholder.

     (ii) The Company shall have caused the Company Shares to be delivered to the Stockholder through DTC Fast Automated Securities Transfer Program by crediting such number of Company Shares to the Stockholder's balance account with DTC through its Deposit Withdrawal Agent Commission system in accordance with the Stockholder's written instructions.

     (iii) The Company shall have delivered the Cash to the Stockholder by wire transfer of immediately available funds in accordance with the Stockholder's written instructions.

     (iv) The Company shall have executed and delivered to the Stockholder the Stockholder Note registered in the name of the Stockholder.

     (v) The Stockholder shall have received the opinion of Hale and Dorr LLP, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Stockholder and in substantially the form attached hereto as Exhibit B.
---------

     (vi) The Company shall have delivered to the Stockholder a certificate, executed by the Secretary of the Company dated as of the Closing Date, as to (i) the resolutions described in Section 4.01 as adopted by the Company's Board of Directors in a form reasonably acceptable to the Stockholder, (ii) the Company's Certificate of Incorporation and (iii) the Company's Bylaws, each as in effect at the Closing.

     (vii) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date and in such case shall be true and correct in all material respects as of that particular date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing. The Stockholder shall have received a certificate, executed on behalf of the Company by the Chief Financial Officer or President and Chief Operating Officer of the Company, dated as of the Closing Date, to the foregoing effect. No order, injunction or decree of any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby would be violated as a result of the Closing.

               (viii) The Common Stock shall be designated for quotation on the Nasdaq National Market.

               (ix) The closing of the transactions contemplated by the Subsidiary Exchange Agreement shall be consummated concurrent with the Closing.

               (x) The Other Stockholders shall have entered into exchange agreements with the Company substantially similar to this Agreement and exchange agreements with the Company and the Subsidiary substantially similar to the Subsidiary Exchange Agreement, so that when taken together with this Agreement and the Subsidiary Exchange Agreement, all of the shares of Series C Preferred Stock and Notes outstanding shall be subject to such agreements, and the closing of the transactions contemplated by each such agreement shall be consummated concurrent with the Closing.

     7.   TERMINATION. In the event that the Closing shall not have occurred on
          -----------
or before November 20, 2001 due to the Company's failure to satisfy the conditions set forth in Section 6(b) above (including, without limitation, the failure of the conditions set forth in clauses (ix) and (x) of Section 6(b) due to the Company's failure to satisfy the conditions to closing set forth in the Subsidiary Exchange Agreement or similar exchange agreements with the Other Stockholders or exchange agreements with the Other Stockholders similar to this Agreement ) (and the Stockholder does not waive such unsatisfied condition(s)), the Stockholder shall have the option to terminate this Agreement with respect to the Company at the close of business on such date without liability of any party to any other party. In the event that the Closing shall not have occurred on or before November 20, 2001 due to the Stockholder's failure to satisfy the conditions set forth in Section 6(a) above (including, without limitation, the failure of the condition set forth in clause (iv) of Section 6(a) due to the Stockholder's failure to satisfy the conditions to closing set forth in the Subsidiary Exchange Agreement) (and the Company does not waive such unsatisfied condition(s)), the Company shall have the option to terminate this Agreement with respect to the Stockholder at the close of business on such date without liability of any party to any other party.

     8.   MISCELLANEOUS.
          -------------

          (a)  Governing Law. This Agreement shall be governed by and
               -------------
interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts and the state courts located in Delaware with respect to any dispute arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the Stockholder irrevocably waive any defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and the Stockholder further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect any party's right to serve process in any other manner permitted by law. The Company and the Stockholder agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          (b)  Counterparts; Signature By Facsimile. This Agreement may be
               ------------------------------------
executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (c)  Headings. The headings of this Agreement are for convenience of
               --------
reference only and shall not form a part of, or affect the interpretation of, this Agreement.

          (d)  Severability. If any provision of this Agreement shall be invalid
               ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          (e)  Entire Agreement; Amendments.  This Agreement and the Stockholder
               ----------------------------
Note contain the entire understanding of the parties with respect to the matters covered herein and therein, and except as specifically set forth herein and therein, neither the Company nor the Stockholder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Stockholder.

          (f)  Notices. Any notices or other communications required or
               -------
permitted to be given under the terms of this Agreement shall be sent overnight by express mail or delivered personally by courier (including an overnight delivery service) or by facsimile and shall be effective upon receipt, if delivered by overnight express mail, personally or by courier (including an overnight delivery service) or by facsimile, in each case addressed to a party. The address for such notices and other communications shall be:

          If to the Company:     CMGI, Inc.
                                 100 Brickstone Square
                                 Andover, MA 01810
                                 Attn: General Counsel
                                 Facsimile: (978) 684-3601

          With a copy to:        Hale and Dorr LLP
                                 60 State Street

                                        Boston, MA 02109
                                        Attn:  Mark G. Borden, Esq.
                                        Facsimile: (617) 526-5000

          If to the Stockholder:


          With a copy to:

Each party shall provide written notice to the other party of any change in address.

          (g)  Successors and Assigns. This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Stockholder shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other; provided, that, the Stockholder may assign its rights and obligations hereunder to any Other Stockholder, to any person that purchases Company Shares in a private transaction from a Stockholder or to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company; provided, further, however, that the transferee has agreed in writing to be bound by the provisions of this Agreement with such transferee becoming a "Stockholder" under this Agreement with all of the rights and obligations a Stockholder has hereunder and the Company and the Subsidiary shall have been notified of the name and address of the transferee.

          (h)  Third Party Beneficiaries.  This Agreement is intended for the
               -------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          (i)  Indemnification.  The Company agrees to indemnify and hold
               ---------------
harmless the Stockholder and its officers, directors, partners, employees and agents (each, an "Indemnified Person") from and against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees and expenses, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties, obligations and covenants set forth in this Agreement or in connection with the enforcement by the Stockholder of any of the Company's obligations hereunder, including the enforcement of this indemnity. The indemnities set forth in this Section 8(i) shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the Closing and the transfer of the Company Shares and the Stockholder Note by the Stockholder. Promptly after receipt by an Indemnified Person under this Section 8(i) of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 8(i), deliver to the Company a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually and reasonably satisfactory to the indemnifying party and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party. Notwithstanding the foregoing, the Company shall be responsible for paying reasonable fees for only one separate legal counsel in the United States and one separate counsel in the jurisdiction in which the Claim is being made or brought for the Stockholder and the Other Stockholders in the aggregate. The Company shall keep the Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such Claim or litigation. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 8(i), except to the extent that the Company is prejudiced in its ability to defend such action. The indemnity agreements contained in this Section 8(i) shall be in addition to (i) any cause of action or similar right of the Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

          (j)  Disclosure of Transaction; Publicity; Other Material Information.
               ----------------------------------------------------------------
Except as specifically permitted or required by this Section 8(j) or otherwise required by law and except for disclosures made to a court or other governmental agency or regulatory authority in order to enforce a party's rights under the Transaction Documents, the Company and the Stockholder agree not to disclose information about the proposals, negotiations and discussions leading up to the execution of this Agreement and the consummation of the transactions at the Closing. On or before the first business day following the date of this Agreement, the Company shall file a Form 8-K with the Securities and Exchange Commission (the "SEC") describing the terms of the transactions contemplated by this Agreement in the form required by the Exchange Act, and attaching this Agreement as an exhibit to such filing (including all attachments, the "8-K Filing"). On or before the first business day after the Closing Date, the Company shall publicly disclose the occurrence of the transactions at the Closing. From and after the filing of the 8-K Filing with the SEC, the Stockholder shall not be in possession of any material nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide the Stockholder with any material nonpublic information regarding the Company or any of its subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Stockholder. In the event of a breach of the foregoing covenant or Section 4.10 by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein, the Stockholder shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its subsidiaries, or any of its or their respective officers, directors, employees or agents; provided that the Company does not publicly disclose such information within 24 hours of the Stockholder (i) notifying the Company of the breach of the immediately preceding sentence and (ii) first providing the Company with the Stockholder's proposed form of disclosure. The Stockholder agrees to make any reasonable changes (determined in the Stockholder's sole discretion) to such disclosure requested by the Company within 24 hours of the Stockholder first providing the Company with the Stockholder's proposed form of disclosure. The Stockholder shall not have any liability to the Company, its subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor the Stockholder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Stockholder, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and
(ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Stockholder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

               (k)  Further Assurances. Each party shall do and perform, or
                    ------------------
cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               (l)  No Strict Construction.  The language used in this
                    ----------------------
Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               (m)  Expenses. Except as provided in Section 8(i), each of the
                    --------
parties shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               (n)  Survival. The representations and warranties of the Company
                    --------
and the Stockholder contained in Sections 3 and 4 hereof shall survive the Closing and shall expire on the second anniversary of the Closing Date. The covenants and agreements contained in Sections 5 and 8 hereof, shall survive the Closing without limitation, except as otherwise specifically provided in Sections 5.04(d) or 5.05(c).

               (o)  Remedies. The parties hereto shall have all rights and
                    --------
remedies set forth in this Agreement and the Stockholder Note and all of the rights which the parties have under law. The parties hereto acknowledge and agree that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by any party hereto and, accordingly, any person having any rights under any provision of this Agreement, in addition to any other rights or remedies hereunder, shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

               (p)  Payment Set Aside. To the extent that the Company makes a
                    -----------------
payment or payments to the Stockholder hereunder or under the Stockholder Note or the Stockholder enforces or exercises its rights hereunder or under the Stockholder Note and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver, examiner or any other person under any law (including, without limitation, any bankruptcy or insolvency law, common law or equitable cause of action of any jurisdiction), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred

                     [The Next Page is the Signature Page]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.


                                             COMPANY:

                                             CMGI, INC.

                                             By: _______________________________

                                             Title: ____________________________

                                             STOCKHOLDER:



                                             By: _______________________________
                                             Name:
                                             Title:

                                             No. of Shares: ______________

                                  Schedule A
                                  ----------

     This schedule is provided pursuant to Instruction 2 of Item 601 of Regulation S-K promulgated under the Securities Exchange Act of 1934 to provide certain specific information with respect to the filing of a form of agreement.

                                           Shares of Series C Convertible
Party                                           Preferred Stock Sold
-----                                           --------------------

Wingate Capital Ltd.                                  65,488

Fisher Capital Ltd.                                  103,180

Manchester Securities Corp.                           41,430

Elliott International, L.P.                           41,430

Leonardo, L.P.                                        54,586

RCG Halifax Fund, Ltd.                                 2,963

W.S. Investments, L.P.                                 4,938

Surfside Investment Company                              988

Halifax Fund L.P.                                      9,997

RGC International Investors, LDC                      50,000